                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 20, 2004
                                                        ------------------

                                WATER CHEF, INC.
               (Exact name of registrant as specified in charter)

     Delaware                         0-30544                     86-0515678
     --------                         -------                     ----------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)             Identification No.)

                  One1007 Glen Cove Avenue, Glen Head, NY 11545
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (516) 656-0059
                                                           --------------

          (Former name or former address, if changed since last report)

          Check the  appropriate box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written  communications  pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

          |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

          On September 20, 2004, Water Chef, Inc. (the "Company") issued a press release, set forth as Exhibit 99.01 to this Current Report,  announcing that the
Company  entered into a preliminary  agreement  with  International  Multiracial
Shared   Cultural   Organization   to  establish  a  working   relationship   to
cooperatively  market and develop the funding for pure water  projects that will use the Company's PureSafe Water Station products.

          For  additional  information,  reference is made to the press  release attached hereto as Exhibit 99.01.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (a)    Financial Statements of Businesses Acquired.

            Not Applicable

     (b)    Pro Forma Financial Information.

            Not Applicable

     (c)    Exhibits.

            99.01 Press Release dated September 20, 2004.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  WATER CHEF, INC.
                                                    (Registrant)

Date:  September 20, 2004
                                       By: /s/ David Conway
                                          --------------------------------------
                                          David Conway
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                              Description
-----------                              -----------

99.01                                    Press Release dated September 20, 2004.